Exhibit 32.1

TAYLOR CAPITAL GROUP, INC.

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of Taylor Capital Group, Inc. (the “Company”) hereby certify that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2009	/s/ BRUCE W. TAYLOR
Bruce W. Taylor Chairman and Chief Executive Officer

Dated: May 14, 2009	/s/ RANDALL T. CONTE
Randall T. Conte Chief Financial Officer

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